                                                                 Exhibit 10.1(b)

------------------------------------------------------------------------------

                         STONE RECEIVABLES CORPORATION,

                                   Transferor,

                          STONE CONTAINER CORPORATION,

                                    Servicer,

                                       and

                            THE CHASE MANHATTAN BANK,

                                     Trustee

                       on behalf of the Certificateholders

                              --------------------

                            SERIES 1999-1 SUPPLEMENT

                          Dated as of October 15, 1999

                                       to

                   STONE RECEIVABLES CORPORATION MASTER TRUST

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1999

                              --------------------

              FLOATING RATE TRADE RECEIVABLES-BACKED CERTIFICATES,

                             SERIES 1999-1, CLASS A

              FLOATING RATE TRADE RECEIVABLES-BACKED CERTIFICATES,

                             SERIES 1999-1, CLASS B

              FLOATING RATE TRADE RECEIVABLES-BACKED CERTIFICATES,

                             SERIES 1999-1, CLASS C

 ------------------------------------------------------------------------------

                  SERIES 1999-1 SUPPLEMENT, dated as of October 15, 1999 (this "Supplement") among STONE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (the "Transferor"), STONE CONTAINER CORPORATION, a Delaware corporation, as Servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Pooling and Servicing Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement, dated as of October 1, 1999 (the "Agreement") among the Transferor, the Servicer and the Trustee.

                              PRELIMINARY STATEMENT

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may enter into a supplement to the Agreement for the purpose of authorizing the issuance of Investor Certificates. The Transferor hereby enters into this Supplement with the Servicer and the Trustee as required by Section 6.9(b) of the Agreement to provide for the issuance, authentication and delivery of the Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class A (the "Class A Certificates"), the Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class B (the "Class B Certificates"), and, the Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class C (the "Class C Certificates" and, together with the Class A Certificates and the Class B Certificates, the "Series 1999-1 Certificates"). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                  All capitalized terms not otherwise defined herein are defined in Annex X to the Agreement or the Series 1999-2 Supplement. All Article, Section, Subsection, Schedule or Exhibit references herein shall mean Articles, Sections, Subsections, Schedules or Exhibits of the Agreement, as amended and supplemented by this Supplement, except as otherwise provided herein.

                  Unless otherwise stated herein, as the context otherwise requires, or if such term is otherwise defined in the Agreement (including in Annex X thereto), each capitalized term used or defined herein shall relate only to the Series 1999-1 Certificates and to no other Series of Investor Certificates issued by the Trust. Any reference to the Early Amortization Period, the Series 1999-1 Amortization Period, or the Revolving Period in this Supplement shall refer only to such periods as they relate to the Series 1999-1 Certificates.

SECTION 1.        Designation and Definitions.

                  (a) The Class A Certificates shall be designated generally as Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class A or the Class A Certificates. The Class B Certificates shall be designated generally as Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class B or the Class B Certificates. The Class C Certificates shall be designated generally as Floating Rate Trade Receivables-Backed Certificates, Series 1999-1, Class C or the Class C Certificates. The Class A Certificates, the Class B Certificates and the Class C Certificates together shall be designated generally as the Series 1999-1 Certificates.

                  (b) For the purposes of the Agreement and this Supplement, the following capitalized terms shall be defined as follows with respect to the Series 1999-1 Certificates:

                  "Accrual Period" shall mean, with respect to Series 1999-1, the period from and including a Payment Date to but excluding the succeeding Payment Date; provided that in the case of the initial Accrual Period, it shall mean the period from and including the Issuance Date to but excluding November 15, 1999.

                  "Average Dilution Ratio" is defined in Annex X to the Agreement.

                  "Carrying Cost Reserve Ratio" shall mean, an amount reflected in the most recent Settlement Statement (expressed as a percentage) equal to (a) the product of (i) 1.50, (ii) the Discount Rate, (iii) 2.00, and (iv) the Days Sales Outstanding divided by (b) 360.

                  "Class A Adjusted Invested Amount" shall mean, on any date of determination, (i) the Class A Invested Amount on such date, minus (ii) the sum of (A) the amount on deposit on such date in the Series 1999-1 Principal Collection Sub-subaccount up to a maximum of the Class A Invested Amount, plus
(B) the Series 1999-1 Invested Percentage of the amounts on deposit on such date in the Excess Funding Account, up to a maximum of the Class A Invested Amount.

                  "Class A Applicable Reserve Ratio" shall mean, on any date of determination with respect to the Class A Certificates, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio, and (ii) the Minimum Reserve Ratio, in each case applicable to Class A Certificates.

                  "Class A Certificate" shall mean a Certificate designated as "Class A" on the face thereof.

                  "Class A Certificateholder" shall mean each Holder of a Class A Certificate.

                  "Class A Certificate Rate" shall mean (a) with respect to (i) the initial Accrual Period, 5.90625% per annum, and (ii) any Accrual Period thereafter, as set forth in Section 4 of this Supplement.

                  "Class A Initial Invested Amount" is as set forth in Section 2 of this Supplement.

                  "Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class A Initial Invested Amount, minus (ii) the aggregate amount of distributions to the Class A
Certificateholders made in respect of principal on or prior to such date.

                  "Class A Monthly Interest" shall have the meaning assigned in subsection (a)(i) of Section 4.4 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Class B Adjusted Invested Amount" shall mean, on any date of determination, (i) the Class B Invested Amount on such date, minus (ii) the sum of (A) the excess, if any, of the amount on deposit on such date in the Series 1999-1 Principal Collection Sub-subaccount over the Class A Invested Amount up to a maximum of the Class B Invested Amount, plus (B) the excess, if any, of the Series 1999-1 Invested Percentage of the amounts on deposit on such date in the Excess Funding Account, over the Class A Invested Amount and up to a maximum of the Class B Invested Amount.

                  "Class B Applicable Reserve Ratio" shall mean, on any date of determination with respect to the Class B Certificates, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio, and (ii) the Minimum Reserve Ratio, in each case applicable to Class B Certificates.

                  "Class B Certificate" shall mean a Certificate designated as "Class B" on the face thereof.

                  "Class B Certificateholder" shall mean each Holder of a Class B Certificate.

                  "Class B Certificate Rate" shall mean (a) with respect to (i) the initial Accrual Period, 6.25625% per annum, and (ii) any Accrual Period thereafter, as set forth in Section 4 of this Supplement.

                  "Class B Initial Invested Amount" is as set forth in Section 2 of this Supplement.

                  "Class B Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class B Initial Invested Amount, minus (ii) the aggregate amount of distributions to the Class B
Certificateholders made in respect of principal on or prior to such date.

                  "Class B Monthly Interest" shall have the meaning assigned in subsection (a)(ii) of Section 4.4 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Class C Adjusted Invested Amount" shall mean, on any date of determination, (i) the Class C Invested Amount on such date, minus (ii) the sum of (A) the excess, if any, of the amount on deposit on such date in the Series 1999-1 Principal Collection Sub-subaccount over the Class A Invested Amount and the Class B Invested Amount up to a maximum of the Class C Invested Amount, plus
(B) the excess, if any, of the Series 1999-1 Invested Percentage of the amounts on deposit on such date in the Excess Funding Account, over the Class A Invested Amount and the Class B Invested Amount and up to a maximum of the Class C Invested Amount.

                  "Class C Applicable Reserve Ratio" shall mean, on any date of determination with respect to the Class C Certificates, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio, and (ii) the Minimum Reserve Ratio, in each case applicable to Class C Certificates.

                  "Class C Certificate" shall mean a Certificate designated as "Class C" on the face thereof.

                  "Class C Certificateholder" shall mean each Holder of a Class C Certificate.

                  "Class C Certificate Rate" shall mean (a) with respect to (i) the initial Accrual Period, 7.20625% per annum, and (ii) any Accrual Period thereafter, as set forth in Section 4 of this Supplement.

                  "Class C Initial Invested Amount" is as set forth in Section 2 of this Supplement.

                  "Class C Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class C Initial Invested Amount, minus (ii) the aggregate amount of distributions to the Class C
Certificateholders made in respect of principal on or prior to such date.

                  "Class C Monthly Interest" shall have the meaning assigned in subsection (a)(iii) of Section 4.4 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Daily Report" is defined in Annex X to the Agreement.

                  "Dilution Horizon Ratio" is defined in Annex X to the Agreement.

                  "Dilution Reserve Ratio" shall mean, an amount reflected on the most recent Settlement Statement (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

         DRR = [(c * d) + [(e-d) * (e/d)]] * f

Where:

         DRR = Dilution Reserve Ratio;

         c = with respect to Class A Certificates, 2.5, with respect to Class B Certificates, 2.0 and with respect to the Class C Certificates, 1.5;

         d = the Average Dilution Ratio for the Settlement Period immediately preceding such earlier Determination Date;

         e = the highest Dilution Ratio over the past twelve Settlement Periods immediately preceding such earlier Determination Date; and

         f =      the Dilution Horizon Ratio.

                  "Discount Rate" shall mean, as of any date of determination, the sum of (a) the weighted average Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate in effect with respect to the outstanding Class A Certificates, Class B Certificates and Class C Certificates, respectively, as of the end of the Settlement Period immediately preceding the most recent Determination Date and (b) an amount equal to (i) the aggregate amount of fees (other than the Servicing Fee and Program Costs) accrued with respect to the outstanding Series 1999-1

Certificates during the Settlement Period immediately preceding the most recent Determination Date, divided by (ii) the average daily Series 1999-1 Invested Amount during such Settlement Period.

                  "DTC" shall mean The Depository Trust Company.

                  "Early Amortization Period" shall mean with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates, the period commencing on the date when an Event of Termination has occurred and has not been otherwise waived, and continuing to and including the earlier of (i) the payment in full to the Class A Certificateholders of the Class A Invested Amount, the payment in full to the Class B Certificateholders of the Class B Invested Amount and the payment in full to the Class C Certificateholders of the Class C Invested Amount, and (ii) the Legal Final Maturity.

                  "Excess Program Costs" shall have the meaning assigned to such term within the definition of "Program Costs".

                   "Initial Purchaser" shall mean, each of Banc One Capital Markets, Inc. and Chase Securities Inc., who is purchasing the Series 1999-1 Certificates on the Issuance Date pursuant to the Purchase Agreement.

                  "Invested Amount" shall mean, with respect to any Business Day and Series 1999-1, the sum of the Class A Invested Amount, the Class B Invested Amount, and the Class C Invested Amount.

                  "Invested Percentage" shall mean, with respect to any Business Day and Series 1999-1, the Series 1999-1 Invested Percentage as defined below.

                  "Issuance Date" shall mean, with respect to Series 1999-1, October 15, 1999.

                  "Legal Final Maturity" shall mean November 15, 2005.

                  "LIBOR" shall have the meaning set forth in Section 4.4 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "LIBOR Determination Date" shall mean with respect to interest payable on the Series 1999-1 Certificates on any Payment Date, the second Business Day prior to the immediately preceding Payment Date.

                  "Loss Reserve Ratio" shall mean, an amount reflected on the most recent Settlement Statement (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

         LRR = d * b * (a/c) * PTM

Where:

         LRR = Loss Reserve Ratio;

         a   =    the aggregate Unpaid Balances of Receivables originated by the Originators during the three Settlement Periods immediately preceding such earlier Determination Date;

         b   =    the highest Default Ratio Average that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Determination Date;

         c   =    the Aggregate Eligible Receivables as of the last day of the
                  Settlement Period immediately preceding such earlier
                  Determination Date;

         d   =    with respect to the Class A Certificates, 2.5, with respect to the Class B Certificates, 2.0, and with respect to the Class C Certificates, 1.5; and.

          PTM=    the Payment Term Multiplier.

                  "Minimum Reserve Ratio" shall mean, an amount reflected on the most recent Settlement Statement (expressed as a percentage) that is calculated for the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be, as follows:

         MRR= (a * b) + c

Where:

         MRR= Minimum Reserve Ratio;

         a = the Average Dilution Ratio for the Settlement Period immediately preceding such earlier Determination Date;

         b =      the Dilution Horizon Ratio; and

         c = with respect to Class A Certificates, 10.0%, with respect to Class B Certificates, 8.0%, and with respect to the Class C Certificates, 6.0%.

                  "Payment Date" shall mean the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day), commencing November 15, 1999.

                  "Payment Term" shall mean with respect to any Receivable, the number of days between its invoice date and its due date.

                  "Payment Term Multiplier" shall mean with respect to each Determination Date, (a) 1.0, if the Payment Term Variable is not more than 36,
(b) 1.1, if the Payment Term Variable is 37 to 39, (c) 1.17, if the Payment Term Variable is 40 to 45, (d) 1.22, if the Payment Term Variable is 46 to 50 (e) 1.28, if the Payment Term Variable is 51 to 55, (f) 1.33, if the Payment Term Variable is 56 to 60, and (g) 1.38, if the Payment Term Variable is 61 to 65; provided however, that, if the Payment Term Variable exceeds 65, the Payment Term Multiplier for such Receivable on such Determination Date shall be determined by calculating the sum of (x) 1.38 and (y) 0.05, for each 5-day increment by which the Payment Term Variable exceeds 65, it being understood that the same number shall apply for all Payment Term Variables that fall within a five-day range.

                  "Payment Term Variable" shall mean, as calculated in each Settlement Statement as of the most recently ended Settlement Period, the weighted average of the Payment Terms of all Receivables with an Unpaid Balance as the last day of such Settlement Period.

                  "Program Costs" shall mean, for any Business Day, the sum of
(i) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Transferor (other than fees and expenses payable on or in connection with the closing of the issuance of any Investor Certificates) on such Business Day and (B) a fraction, the numerator of which is the Series 1999-1 Invested Amount on such Business Day and the denominator of which is the Series 1999-1 Invested Amount on such Business Day and (ii) all unpaid fees and expenses due and payable to Rating Agencies rating the Series 1999-1 Certificates; provided, however, that Program Costs shall not exceed $50,000 in the aggregate in any fiscal year of the Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $50,000 shall be referred to herein as "Excess Program Costs").

                  "Purchase Agreement" shall mean each agreement to be entered into on the Issuance Date between the Transferor and the Initial Purchaser pursuant to which the Transferor agrees to sell, and the Initial Purchaser agrees to purchase, the principal amount and Class of Series 1999-1 Certificates set forth therein.

                  "Qualified Institutional Buyer" shall have the meaning ascribed to such term in Rule 144A under the Securities Act.

                  "Rating Agencies" shall mean, with respect to Series 1999-1, S&P and Moody's.

                  "Record Date" shall mean, with respect to any Payment Date, one Business Day preceding such Payment Date, or if Definitive Certificates are issued, the last day of the immediately preceding calendar month.

                  "Reference Banks" shall be the major banks operating in the interbank eurodollar market.

                  "Required Amount" shall mean, as calculated on each Business Day during an Accrual Period with respect to the next Payment Date, the sum of
(i) the Series 1999-1 Monthly Interest to be distributed on the next Payment Date, (ii) the aggregate amount of all previously accrued, unpaid and unallocated Series 1999-1 Monthly Interest for prior Payment Dates, (iii) the Series 1999-1 Servicing Fee, and (iv) all accrued Program Costs, in each case for such Accrual Period determined as of such day.

                  "Reuters Screen LIBOR Page" shall mean the display page designated as "LIB" on the Reuters Monitor Money Rates Service.

                  "Series 1999-1" shall mean the Series of Investor Certificates, the Principal Terms of which are set forth in this Supplement.

                  "Series 1999-1 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 1999-1 Invested Amount on such date, minus
(ii) the sum of (A) the amount on deposit in the Series 1999-1 Principal Collection Sub-subaccount on such date, plus (B) the Series 1999-1 Invested Percentage of the amounts on deposit in the Excess Funding Account on such date.

                  "Series 1999-1 Allocated Receivables Amount" shall mean, on any date of determination, the product of (A) the Net Eligible Receivables on such day, times (B) the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount (as defined in Annex X) on such day.

                  "Series 1999-1 Amortization Period" shall mean the period beginning on the Series 1999-1 Amortization Period Commencement Date and ending upon payment in full of the Series 1999-1 Invested Amount, all accrued and unpaid interest thereon and all other amounts owed to the Investor Certificateholders hereunder.

                  "Series 1999-1 Amortization Period Commencement Date" shall mean November 15, 2004.

                  "Series 1999-1 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 1999-1 Invested Percentage on such Business Day and (ii) all Collections received and processed by the Servicer or on deposit in available funds in any Lock-Box Account as of the close of the prior Business Day.

                  "Series 1999-1 Collection Subaccount" shall have the meaning assigned in subsection (e)(i) of Section 4.2 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Series 1999-1 ERISA Entity" shall mean (a) "an employee benefit plan" (as described in Section 3(3) of ERISA) or other retirement arrangement, individual retirement account or Keogh plan, whether or not it is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity or by the application of United States Department of Labor ("DOL") Regulation 2510.3-101.

                  "Series 1999-1 Initial Invested Amount" shall mean, collectively, the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

                  "Series 1999-1 Invested Amount" shall mean, collectively, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                  "Series 1999-1 Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 1999-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the lesser of the Series 1999-1 Allocated Receivables Amount and the Series 1999-1 Target Receivables Amount, as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Net Eligible Receivables as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 1999-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the lesser of the Series 1999-1 Allocated Receivables Amount and the Series 1999-1 Target Receivables Amount, as of the end of the last Business Day of the Series 1999-1 Revolving Period (provided that if during the Series 1999-1 Amortization Period, the Amortization Periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1999-1 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the lesser of the Series 1999-1 Allocated Receivables Amount and the Series 1999-1 Target Receivables Amount on such date) and the denominator of which is the greater of (A) the Net Eligible Receivables as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

                  "Series 1999-1 Monthly Interest" shall mean, collectively, the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest.

                  "Series 1999-1 Monthly Principal Payment" means the aggregate of the Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal distributable as provided in Section 4.5 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Series 1999-1 Non-Principal Collection Sub-subaccount" shall have the meaning assigned in subsection (e) of Section 4.2 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Series 1999-1 Principal Collection Sub-subaccount" shall have the meaning assigned in subsection (e) of Section 4.2 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  "Series 1999-1 Regulation S Certificate" shall mean the Certificate representing a Class A Certificate, a Class B Certificate or a Class C Certificate sold outside of the United States in reliance on Regulation S issued in exchange for a Series 1999-1 Temporary Regulation S Certificate after the expiration of the "40-day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S) in substantially the form set forth in Exhibit C-1, Exhibit C-2 or Exhibit C-3 attached to the Series 1999-1 Supplement.

                  "Series 1999-1 Required Transferor Amount" shall mean:

                  (a) on any date of determination during the Series 1999-1 Revolving Period, an amount equal to the sum of:

                           (i) an amount equal to the greater of: (A) the
                  difference between (I) the product of (x) the Class A Adjusted Invested Amount on such day and (y) a fraction, the numerator of which is the Class A Applicable Reserve Ratio and the denominator of which is one minus the Class A Applicable Reserve Ratio and (II) the sum of the Class B Adjusted Invested Amount and the Class C Adjusted

                  Invested Amount; (B) the difference between (I) the product of
                  (x) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount on such day and (y) a fraction, the numerator of which is the Class B Applicable Reserve Ratio and the denominator of which is one minus the Class B Applicable Reserve Ratio and (II) the Class C Adjusted Invested Amount; and (C) the product of (I) the Series 1999-1 Adjusted Invested Amount and (II) a fraction, the numerator of which is the Class C Applicable Reserve Ratio and the denominator of which is one minus the Class C Applicable Reserve Ratio; provided that whichever method of calculation pursuant to clauses (A), (B) or (C) results in the greatest amount on any Determination Date shall continue to be used as the method for the calculations to be made under this paragraph (i) on each day from and after such Determination Date until (but not including) the immediately succeeding Determination Date;

                           (ii) the product of (A) the Series 1999-1 Invested
                  Amount on such day and (B) a fraction, the numerator of which is the Carrying Cost Reserve Ratio and the denominator of which is one minus the Class A Applicable Reserve Ratio; and

                           (iii) the product of (A) the Unpaid Balances of
                  Receivables in the Trust on such day, (B) a fraction, the numerator of which is the Series 1999-1 Invested Amount and the denominator of which is the Aggregate Invested Amount on such day and (C) a fraction, the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Class A Applicable Reserve Ratio; and

                  (b) on any date of determination during the Series 1999-1 Amortization Period, an amount equal to the Series 1999-1 Required Transferor Amount on the last Business Day of the Series 1999-1 Revolving Period.

                  "Series 1999-1 Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Event of Termination is declared to commence or automatically commences, and (ii) the Series 1999-1 Amortization Period Commencement Date.

                  "Series 1999-1 Servicing Fee" shall mean the portion of the Servicing Fee allocable to the Holders of the Series 1999-1 Certificates pursuant to Section 3.2 of the Agreement.

                  "Series 1999-1 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 1999-1 Adjusted Invested Amount on such day and (ii) the Series 1999-1 Required Transferor Amount on such day.

                  "Series 1999-1 Temporary Regulation S Certificate" shall mean the temporary Certificate initially representing the Class A Certificates, the Class B Certificates or the Class C Certificates sold outside the United States in reliance on Regulation S in substantially the form set forth in Exhibit B-1, Exhibit B-2 or Exhibit B-3 attached to the Series 1999-1 Supplement.

                  "Series 1999-1 U.S. Certificate" shall mean the Certificate representing the Series 1999-1 Class A Certificates, Series 1999-1 Class B Certificates and Series 1999-1 Class C

Certificates sold within the United States in substantially the form set forth in Exhibit A-1, Exhibit A-2 or Exhibit A-3 attached to the Series 1999-1 Supplement.

                  "Series 1999-2" shall mean the Investor Certificates in the form of Variable Funding Certificates, designated Series 1999-2, the Principal Terms of which are set forth in the Series 1999-2 Supplement.

                  "Series 1999-2 Principal Collection Sub-subaccount" shall mean the Series Principal Collection Sub-subaccount established by the Trustee for the benefit of the holders of the Series 1999-2 Certificates pursuant to the Series 1999-2 Supplement.

                  "Series 1999-2 Supplement" shall mean the Series 1999-2 Supplement, among the Transferor, the Servicer, Banc One Capital Markets, Inc. as Agent, the initial purchaser named therein, and the Trustee, relating to the issuance of Variable Funding Certificates in the form agreed to by the parties thereto, as amended, supplemented or otherwise modified from time to time.

                  "Servicing Fee Percentage" is defined in Annex X to the Agreement.

                  "Servicing Reserve Ratio" is defined in Annex X to the Agreement.

                  "Special Payment Date" shall mean each Payment Date during any Early Amortization Period.

                  "Trust Accounts" shall have the meaning assigned in subsection
(e) of Section 4.2 of the Agreement as supplemented by this Supplement (which provisions are set forth in Section 1 of this Supplement below).

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Series Supplement or the Agreement as a whole and not to any particular provision of this Supplement or the Agreement, as the case may be.

                  (d) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time.

                  (e) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                  (f) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

SECTION 2.        Agreement Modifications.

                  The following terms of the Agreement are hereby supplemented with respect to the Series 1999-1 Certificates issued pursuant to this Supplement as follows:

         Section 3.3 of the Agreement is supplemented by adding the following subsection (t) thereto applicable solely to Series 1999-1:

                  (t) Confidentiality. Each Series 1999-1 Certificateholder shall be deemed to have agreed, by acceptance of such Investor Certificate, to hold in confidence all non-public information regarding the Receivables, the related Contracts, the Trust Assets, the Transferor, Stone Container, the Servicer, any obligors and any Affiliate of the Transferor, Stone Container or the Servicer (collectively, the "Stone Information") or provided by or on behalf of the Trustee or another Certificateholder to such Certificateholder; provided that nothing herein shall prevent any Series 1999-1 Certificateholder from delivering copies of any financial statements and other documents whether or not constituting confidential information, and disclosing other information, whether or not confidential information, to (i) any of its directors, officers, employees, agents and professional consultants to the extent necessary to evaluate the Trust Assets or the Receivables in connection with such Series 1999-1 Certificateholder's investment hereunder, (ii) any other Series 1999-1 Certificateholder, (iii) any prospective transferee in connection with the contemplated transfer of an Investor Certificate or any part thereof or participation therein, (iv) any Governmental Authority only to the extent required by such Governmental Authority, (v) each of the Rating Agencies in connection with its rating on the Series 1999-1 Certificates, (vi) in response to any subpoena or other legal process, (vii) in connection with any litigation to which Stone Container, the Transferor, the Servicer or any Subsidiary is a party or (viii) any other Person if such information does not name Stone Container or any Subsidiary as the subject of such information or indicate that such information relates to Stone Container or any Subsidiary.

                  In the event that any Series 1999-1 Certificateholder or any of its directors, officers, employees, agents or professional consultants is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand or similar process) to disclose any of the Stone Information, such Series 1999-1 Certificateholder shall (or shall cause its directors, officers, employees, agents and professional consultants to):

                  (i) provide Stone Container with prompt written notice so that
(A) Stone Container may seek a protective order or other appropriate remedy, or
(B) Stone Container may, if it so chooses, agree that such Series 1999-1 Certificateholder (or its directors, officers, employees, agents and professional consultants) may disclose such Stone Information pursuant to such request or legal compulsion;

                  (ii) unless Stone Container agrees that such Stone Information may be disclosed, make (or permit Stone Container to make on its behalf and with its consent) a timely objection to the request or compulsion to provide such Stone Information on the basis that such Stone Information is confidential and subject to the agreements contained in this Section 3.3(t);

                  (iii) take (or permit Stone Container to take on its behalf and with its consent) any action as Stone Container may reasonably request to seek a protective order or other appropriate remedy; provided that, in connection therewith, such Series 1999-1 Certificateholder shall have first received such assurances as it may reasonably request that Stone Container shall reimburse its reasonable costs and expenses (including attorneys' fees and expenses) or provide such other assistance as it may reasonably require; and

                  (iv) in the event that such protective order or other remedy is not obtained, or Stone Container agrees that such Stone Information may be disclosed, furnish only that portion of the Stone Information which is required to be furnished pursuant to such process or processes described above, and, provided such Series 1999-1 Certificateholder is reimbursed or assisted as referred to in clause (iii) above, exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Stone Information.

         Notwithstanding the foregoing, to the extent that applicable law prohibits disclosure to Stone Container of the existence of any information described above, or the taking of any action contemplated above, the Series 1999-1 Certificateholders shall be under no obligation to disclose such information or take such action.

         This Section 3.3(t) shall survive termination of this Agreement.

        Section 4.2 of the Agreement is supplemented by adding the following subsections (e) and (f) applicable solely to Series 1999-1:

                  (e) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Class A Certificateholders, (ii) for the benefit, subject to the prior and senior interest of the Class A Certificateholders, of the Class B Certificateholders, (iii) for the benefit, subject to the prior and senior interests of the Class A Certificateholders and the Class B Certificateholders, of the Class C Certificateholders and (iv) in the case of clauses (A) and (B) below, for the benefit, subject to the prior and senior interests of the Series 1999-1 Certificateholders, of the Holder of the Transferor Certificate, (A) a subaccount of the Collection Account (the "Series 1999-1 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1999-1; and (B) two subaccounts of the Series 1999-1 Collection
Subaccount: (1) the Series 1999-1 Principal Collection Sub-subaccount and (2) the Series 1999-1 Non-Principal Collection Sub-subaccount (respectively, the "Series 1999-1 Principal Collection Sub-subaccount" and the "Series 1999-1 Non-Principal Collection Sub-subaccount"; all accounts established pursuant to this subsection (e), collectively, the "Trust Accounts"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii), (iii) and (iv) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Permitted Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person to the extent) set forth in clauses (i), (ii), (iii) and (iv) above. In any case where the Transferor (including through the Servicer) has not provided applicable written direction as to Permitted Investments to the Trustee, the Trustee shall invest in money market funds that constitute Permitted Investments.

                  (f) All Permitted Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii), (iii) and (iv) of subsection (e) above. Funds on deposit in a Trust Account that is a Sub-subaccount of the Collection Account shall, at the direction of the Transferor (including through the Servicer), be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Transferor pursuant to Section 4.3 of the Agreement as supplemented in this Supplement below, amounts on deposit and available for investment in the Series 1999-1 Principal Collection Sub-subaccount shall be invested by the Trustee, at the written direction of the Transferor (including through the Servicer), in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1999-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1999-1 Amortization Period, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 1999-1 Non-Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Transferor (including through the Servicer) in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Payment Date. As of the Business Day immediately preceding the Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1999-1 Principal Collection Sub-subaccount shall be deposited in the Series 1999-1 Non-Principal Collection Sub-subaccount.

         Section 4.3 of the Agreement is supplemented by adding the following subsections applicable solely to Series 1999-1:

                  (c)      Daily Series 1999-1 Allocations.

                  (i) On each Business Day, Series 1999-1 Collections allocated to Series 1999-1 pursuant to the requirements of Section 4.3(a) and (b) of the Agreement shall be further allocated and distributed as set forth below by the Trustee based solely on the information provided it by the Servicer in the Daily Report (upon which the Trustee may conclusively rely).

                           (ii)(A) On each Business Day (including Payment Dates), an amount of Series 1999-1 Collections for such Business Day up to the amount necessary to cause the Required Amount for such day to be on deposit therein, shall be transferred by the Trustee from the Series 1999-1 Collection Subaccount to the Series 1999-1 Non-Principal Collection Sub-subaccount; and

                           (B) on each Business Day (including Payment Dates), following the transfers pursuant to clause (A) above, any remaining funds on deposit in the Series 1999-1 Collection Subaccount shall be transferred by the Trustee to the Series 1999-1 Principal Collection Sub-subaccount.

                           (iii)(A) On each Business Day during the Series 1999-1 Revolving Period (including Payment Dates), after giving effect to all allocations of aggregate daily Collections referred to in subparagraphs (ii)(A) and (ii)(B) above on such Business Day, amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount shall be distributed or transferred by the Trustee, based solely on the information provided to the Trustee by the Servicer in the Daily Report (upon which the Trustee may conclusively rely), (1) first, to the Excess Funding Account, to the extent of the Excess Funding Account Deposit Amount, if any, (2) second, to pay Excess Program Costs, and (3) third, (i) to the Transferor as the holder of the Transferor Interest in accordance with the directions contained in the Daily Report (which may be for the purpose of funding additional purchases of Receivables, if available from Originator), (ii) at the election of the Transferor as the holder of the Transferor Interest, by written notice to the Servicer and the Trustee, to such accounts or to such Persons as the Transferor may direct in writing (which directions may consist of standing instructions provided by the Transferor that shall remain in effect until changed by the Transferor in writing) or
         (iii) at the election of the Transferor as the holder of the Transferor Interest, by written notice to the Servicer and the Trustee, to the Series 1999-2 Principal Collection Sub-subaccount. Amounts distributed to the Transferor hereunder shall be deemed to be paid first from Collections received directly by the Servicer (if any) and second from Collections received in the Lock-Boxes.

                           (B) During the Series 1999-1 Amortization Period, amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount on each Payment Date shall be distributed on such Payment Date in accordance with Section 4.5 of the Agreement as supplemented by the provisions of this Supplement below.

         Section 4.4 of the Agreement is supplemented by adding the following subsections applicable solely to Series 1999-1:

         Section 4.4 Determination of Interest With Respect to the Series 1999-1 Certificates.

                  (a) The amount of interest distributable with respect to the Series 1999-1 Certificates on each Payment Date for the Accrual Period then ending shall be determined by the Servicer as follows:

                           (i) for the Class A Certificates, an amount (the
                  "Class A Monthly Interest") equal to the product of (A) the Class A Certificate Rate for such Accrual Period; (B) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360;

                           (ii) for the Class B Certificates, an amount (the
                  "Class B Monthly Interest") equal to the product of (A) the Class B Certificate Rate for such Accrual Period; (B) the Class B Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360;

                           (iii) for the Class C Certificates, an amount (the
                  "Class C Monthly Interest") equal to the product of (A) the Class C Certificate Rate for such Accrual Period; (B) the Class C Invested Amount on the first day of such Accrual Period

                  (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360.

                  (b) Commencing on the second Business Day prior to the Initial Closing Date and thereafter on each LIBOR Determination Date until the principal amount of the Certificates has been paid, in full, the Trustee will establish LIBOR as the rate obtained from the one-month rate described on the Dow Jones Telerate System, page 3750, as of 11:00 a.m. London time on the LIBOR Determination Date; provided, however, in the event such rate shall not be provided, "LIBOR" shall mean the one-month rate provided on the Reuters Screen LIBOR Page (or, in the event such rate shall not be provided, the arithmetic average (rounded upwards to the nearest 1/16th of 1%) of the rates at which deposits in United States dollars are offered to four reference banks (each, a "Reference Bank") selected by the Trustee at approximately 11:00 a.m. (London time)).

         If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next interest accrual period shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         If, on any LIBOR Determination Date, the Trustee is required but is unable to determine LIBOR in the manner provided in this paragraph (c), LIBOR shall be LIBOR as determined on the previous LIBOR Determination Date.

         The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Certificates will (in the absence of manifest error) be final and binding.

         Section 4.5 of the Agreement is supplemented by adding the following subsections applicable solely to Series 1999-1:

         Section 4.5. Determination of Principal to be Distributed with respect to the Series 1999-1 Certificates. The amount of principal distributable with respect to the Series 1999-1 Certificates shall be determined by the Servicer and set forth on the Settlement Statement.

                  (a) The amount of monthly principal (the "Class A Monthly Principal") distributable from the Series 1999-1 Principal Collection Sub-subaccount with respect to the Class A Certificates on each Payment Date beginning with the earlier to occur of (x) the first Special Payment Date of the Class A Certificates and (y) the first Payment Date to occur with respect to the Series 1999-1 Amortization Period, shall be equal to the amount on deposit in such account in the immediately preceding Determination Date; provided, however, that with respect to any Payment Date, the aggregate Class A Monthly Principal paid and payable to the Class A

Certificateholders may not exceed the Class A Invested Amount, and provided further, distributions of such principal shall be in accordance with Section 4.6(b) of the Agreement as supplemented by this Supplement below.

                  (b) The amount of monthly principal (the "Class B Monthly Principal") distributable from the Series 1999-1 Principal Collection Sub-subaccount with respect to the Class B Certificates on each Payment Date beginning with the Payment Date on which the Class A Certificates are paid in full, shall be equal to the amount on deposit in such account on the immediately preceding Determination Date (net of any amounts therein to be applied on such Payment Date to Class A Invested Amount); provided, however, that with respect to any Payment Date, the aggregate Class B Monthly Principal paid and payable to the Class B Certificateholders may not exceed the Class B Invested Amount, and provided further, distributions of such principal shall be in accordance with
Section 4.6(b) of the Agreement as supplemented by this Supplement below.

                  (c) The amount of monthly principal (the "Class C Monthly Principal") distributable from the Series 1999-1 Principal Collection Sub-subaccount with respect to the Class C Certificates on each Payment Date beginning with the Payment Date on which both the Class A Certificates and Class B Certificates are paid in full, shall be equal to the amount on deposit in such account on the immediately preceding Determination Date (net of any amounts therein to be applied on such Payment Date to Class A Invested Amount or Class B Invested Amount); provided, however, that with respect to any Payment Date, the aggregate Class C Monthly Principal paid and payable to the Class C Certificateholders may not exceed the Class C Invested Amount, and provided further, distributions of such principal shall be in accordance with Section 4.6(b) of the Agreement as supplemented by this Supplement below.

                  Section 4.6 of the Agreement shall be modified by adding the following provisions, applicable solely to Series 1999-1:

                  Section 4.6. Application and Payment On Payment Dates of Funds on Deposit in the Trust Accounts for the Series 1999-1 Certificates.

                  (a) The Trustee shall distribute, based solely on the information provided to the Trustee by the Servicer in the Settlement Statement (upon which the Trustee may conclusively rely), on each Payment Date, from amounts on deposit in the Series 1999-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

                  (i) an amount equal to the Series 1999-1 Servicing Fee for the Accrual Period ending on such Payment Date shall be withdrawn from the Series 1999-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Servicer (less any amount payable to the Trustee pursuant to Section 10.1 and 11.5 of the Agreement which shall be paid to the Trustee);

                  (ii) an amount equal to the Class A Monthly Interest payable on such Payment Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Payment Date, to the Class A Certificateholders;

                  (iii) an amount equal to the Class B Monthly Interest payable on such Payment Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Payment Date, to the Class B Certificateholders;

                  (iv) an amount equal to the Class C Monthly Interest payable on such Payment Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Certificateholders on a prior Distribution Date, to the Class C Certificateholders; and

                  (v) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 1999-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amount on deposit on any Payment Date in the Series 1999-1 Non-Principal Collection Sub-subaccount (in excess of any current Required Amount as of such day) not allocated pursuant to clauses (i) through (v) above shall be paid to the holder of Transferor Interest; provided, however, that during the Series 1999-1 Amortization Period, such remaining amounts shall instead be deposited in the Series 1999-1 Principal Collection Sub-subaccount for distribution in accordance with subsection (b) of this Section below.

                  (b) During the Series 1999-1 Amortization Period and any Early Amortization Period, the Trustee shall apply, based solely on the information provided to the Trustee by the Servicer in the Settlement Statement (upon which the Trustee may conclusively rely), on each Payment Date, amounts on deposit in the Series 1999-1 Principal Collection Sub-subaccount in the following order of priority:

                  (i) if any amounts are owed to the Trustee or any other Person, on account of expenses incurred in connection with the transfer of servicing to the Trustee or such Person, an amount not to exceed $100,000 in total.

                  (ii) following the repayment in full of all amounts set forth in clause (i) above, an amount equal to the Series 1999-1 Monthly Principal Payment for such Payment Date (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be distributed from the Series 1999-1 Principal Collection Sub-subaccount:

                           (A) first, pro rata to the Class A Certificateholders
                  until repayment in full of the Class A Invested Amount;

                           (B) second, pro rata to the Class B
                  Certificateholders until repayment in full of the Class B Invested Amount; and

                           (C) third, pro rata to the Class C Certificateholders
                  until repayment in full of the Class C Invested Amount;

                  (iii) if, following the repayment in full of all amounts set forth in clauses (i) and (ii) above, any amounts are owed to the Trustee or any other Person, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder (other than pursuant to clause (i) above), such amounts shall be transferred from the Series 1999-1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

                  (iv) following the repayment in full of all amounts set forth in clauses (i) through (iii) above, the remaining amount on deposit in the Series 1999-1 Principal Collection Sub-subaccount on such Payment Date, if any, shall be distributed to the holder of the Transferor Certificate.

         Section 6.8 of the Agreement is supplemented by adding the following subsection (f) thereto applicable solely to Series 1999-1:

                           (f) In addition to the other requirements of this
                  Section 6.8, the Trustee will not authenticate any Class A, Class B or Class C Certificates to be issued hereunder unless each of the following conditions have been satisfied or waived at the direction of all of the initial purchasers of the Class A, Class B and Class C Certificates:

                  (i) The Trustee shall have received written notification from S&P and Moody's that (i) the Class A Certificates, the Class B Certificates and the Class C Certificates, shall each be rated "AAA" and "Aaa", "A" and "A2" and "BBB" and "Baa2" respectively;

                  (ii) The Servicer as agent of the Trustee shall have received, and shall be holding in trust pursuant to the Agreement, the Trust Assets and all documents, instruments and other assets required by the Agreement to be delivered to the Trustee with respect thereto as of the Closing Date;

                  (iii) The Initial Purchasers shall have received a comfort letter of Ernst & Young with respect to Eligible Receivables sold to the Trust;

                  (iv) The Trustee shall have received an Opinion of Counsel stating that upon the filing of certain financing statements the Trustee will have a first priority perfected security interest in the Trust Assets;

                  (v) The Trustee shall have received certified copies of the certificate of incorporation and by-laws of the Transferor and the Servicer, and of all documents evidencing corporate action taken by the Servicer and the Transferor approving the execution and delivery of the Transaction Documents to which they are parties contemplated thereby;

                  (vi) The Trustee shall have received signature and incumbency certificates executed by the authorized officers of the Servicer and the Transferor certifying the identities and signatures of those officers who executed the Transaction Documents to which they are parties; and

                  (vii) As evidenced by a certificate of the Transferor, the Transferor shall have paid or shall have made arrangements for payment of all taxes, fees and governmental charges, if any, due in connection with the execution and delivery of this Supplement and the Agreement, the issuance and sale of the Certificates and the assignment and pledge of the Trust Assets to the Trustee under the Agreement.

         Section 6.9 of the Agreement is supplemented by adding the following subsections:

         Section 6.9 Restrictions on Transfer.

                  (a) After the Issuance Date of the Series 1999-1 Certificates, the Series 1999-1 Certificates may not be transferred unless (i) the registration requirements of the Securities Act and any applicable state securities or "blue sky" laws are complied with, (ii) such transfer is made to a Person (A) that the transferor reasonably believes after due inquiry is a Qualified Institutional Buyer that is acting for its own account (and not for the account of others) or as a fiduciary or an agent for others (which others are Qualified Institutional Buyers) to whom notice is given that the transfer is being made in reliance on Rule 144A under the Securities Act or (B) in an offshore transaction in accordance with Rule 904 under the Securities Act, or (iii) such transfer is made pursuant to an exemption from the registration requirements under the Securities Act (other than in reliance on Rule 144A or Rule 904 under the Securities Act) and applicable state securities or "blue sky" laws.

                  The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 1999-1 Certificates are made in accordance with the Securities Act or any other Requirements of Law; provided that with respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Series 1999-1 Certificate and the provisions of the Agreement and this Supplement.

                  (b) Series 1999-1 U.S. Certificate to Series 1999-1 Temporary Regulation S Certificate. Prior to the expiration of the "40-day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S), if a Certificate Book-Entry Holder of a Series 1999-1 U.S. Certificate deposited with the Clearing Agency wishes at any time to exchange its interest in such Series 1999-1 U.S. Certificate for an interest in a Series 1999-1 Temporary Regulation S Certificate, or to transfer its interest in such Series 1999-1 U.S. Certificate to a Person who wishes to take delivery thereof in the form of an interest in such Series 1999-1 Temporary Regulation S Certificate, such Certificate Book-Entry Holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such Series 1999-1 Temporary Regulation S Certificate. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of (1) instructions given in accordance with the Clearing Agency's procedures from an agent member directing the Trustee to credit or cause to be credited such Series 1999-1 Temporary Regulation S Certificate in an amount equal to the interest in the Series 1999-1 U.S. Certificate to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate substantially in the form of Exhibit D given by the transferor (upon which the Trustee may conclusively rely), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such Series 1999-1 U.S. Certificate by the aggregate principal of the interest in such Series 1999-1 U.S. Certificate to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Series 1999-1 Temporary Regulation S Certificate by the aggregate principal amount of the interest in such Series 1999-1 U.S. Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Cedel, or both, as the case may be) an interest in such Series 1999-1 Temporary Regulation S Certificate equal to the reduction in the principal amount of such Series 1999-1 U.S. Certificate.

                  (c) Series 1999-1 U.S. Certificate to Series 1999-1 Regulation S Certificate. After the expiration of the "40-day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S), if a Certificate Book-Entry Holder of a Series 1999-1 U.S. Certificate deposited with the Clearing Agency wishes at any time to exchange its interest in such Series 1999-1 U.S. Certificate for an interest in a Series 1999-1 Regulation S Certificate, or to transfer its interest in such Series 1999-1 Regulation S Certificate to a Person who wishes to take delivery thereof in the form of an interest in such Series 1999-1 Regulation S Certificate, such Certificate Book-Entry Holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such Series 1999-1 Regulation S Certificate. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of (1) instructions given in accordance with the Clearing Agency's procedures from an agent member directing the Trustee to credit or cause to be credited such Series 1999-1 Regulation S Certificate in an amount equal to the interest in the Series 1999-1 U.S. Certificate to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency's procedures containing information regarding the participant account of the Clearing Agency and such order to contain information regarding the agent member's account with the Clearing Agency or Euroclear or Cedel to be credited with such increase and (3) a certificate substantially in the form of Exhibit E given by the transferor (upon which the Trustee may conclusively rely), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such Series 1999-1 U.S. Certificate by the aggregate principal amount of the interest in such Series 1999-1 U.S. Certificate to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Series 1999-1 Regulation S Certificate by the aggregate principal amount of the interest in such Series 1999-1 U.S. Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions an interest in such Series 1999-1 Regulation S Certificate equal to the reduction in the principal amount of such Series 1999-1 U.S. Certificate.

                  (d) Series 1999-1 Regulation S Certificate to Series 1999-1 U.S. Certificate. If a Certificate Book-Entry Holder of a Series 1999-1 Regulation S Certificate that is deposited with the Clearing Agency wishes at any time to exchange its interest for an interest in a Series 1999-1 U.S. Certificate, or to transfer its interest in such Series 1999-1 Regulation S Certificate to a Person who wishes to take delivery thereof in the form of an interest in such Series 1999-1 U.S. Certificate, such Certificate Book-Entry Holder may, subject to the rules and procedures of Euroclear or Cedel and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such Series 1999-1 U.S. Certificate. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of (1) instructions from Euroclear or Cedel or the Clearing Agency, as the case may be, directing the Trustee, as transfer agent, to credit or cause to be credited such Series 1999-1 U.S. Certificate in an amount equal to the interest in the Series 1999-1 Regulation S Certificate to be exchanged or transferred, such instructions to contain information regarding the agent member's account with the Clearing Agency to be credited with such increase, and
(2) a certificate substantially in the form of Exhibit F given by the transferor (upon which the Trustee may conclusively rely), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such Series 1999-1 Regulation S Certificate by the aggregate principal amount of the interest in such Regulation S Certification to be exchanged or transferred, and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Series 1999-1 U.S. Certificate by the aggregate principal amount of the interest in such Regulation Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions an interest in such Series 1999-1 U.S. Certificate equal to the reduction in the principal amount of such Series 1999-1 Regulation S Certificate.

                  (e) Series 1999-1 Temporary Regulation S Certificate to Series 1999-1 Regulation S Certificate. After the expiration of the "40-day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S), interests in a Series 1999-1 Temporary Regulation S Certificate, as to which the Trustee has received from Euroclear or Cedel, as the case may be, a certificate substantially in the form of Exhibit G (upon which the Trustee may conclusively rely) to the effect that Euroclear or Cedel, as applicable, has received a certificate substantially in the form of Exhibit H from the Certificate Book-Entry Holder of a Series 1999-1 Temporary Regulation S Certificate, will be exchanged on and after such "40-day restricted period" for interests in a Series 1999-1 Regulation S Certificate. The Trustee shall effect such exchange by delivering to the Clearing Agency or its agent for credit to the respective Certificate Book-Entry Holder accounts, a duly executed and authenticated Series 1999-1 Regulation S Certificate, representing the principal amount of interests in such Series 1999-1 Temporary Regulation S Certificate initially exchanged for interests in such Series 1999-1 Regulation S Certificate. The delivery to the Trustee by Euroclear or Cedel of the certificate or certificates referred to above may be relied upon by the Company and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Cedel pursuant to the terms of this Supplement and such Series 1999-1 Temporary Regulation S Certificate. Upon any exchange of interests in a Series 1999-1 Temporary Regulation S Certificate for interests in a Series 1999-1 Regulation S Certificate, the Trustee shall endorse such Series 1999-1 Temporary Regulation S Certificate to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse such Series 1999-1 Regulation S Certificate to reflect the corresponding increase in the amount represented thereby.

                  (f) Each purchaser of the Series 1999-1 Certificates (including, without limitation, any purchaser of an interest in the Book-Entry Certificates) will be deemed to have represented and agreed in a letter of representations (the "Letter of Representations") as follows:

                           (i) it is (A) a Qualified Institutional Buyer as
defined in Rule 144A(a) and is acquiring the Series 1999-1 Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer, (B) a foreign purchaser that is outside the United States (a "foreign purchaser" shall include a dealer or other professional fiduciary in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust), or (C) purchasing Series 1999-1 Certificates being delivered in the form of Definitive Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (v) below;

                           (ii) it is purchasing one or more Series 1999-1
Certificates in an amount of at least $500,000 and it understands that such Term Certificate may be resold, pledged or otherwise transferred only in an amount of at least $500,000;

                           (iii) (A) it is not a Series 1999-1 ERISA Entity and
(B) it is not acquiring or holding any Series 1999-1 Certificate, directly or indirectly, for or on behalf of a Series 1999-1 ERISA Entity;

                           (iv) it understands that the Series 1999-1
Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 1999-1 Certificates, such Series 1999-1 Certificates may be resold, pledged or transferred only (A)(1) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (2) in an offshore transaction in accordance with Rule 904 under the Securities Act, or (B) to purchasers of Series 1999-1 Certificates being delivered in the form of Definitive Certificates, pursuant to a transaction otherwise exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (v) below; and

                           (v) it understands that each Series 1999-1
Certificate will bear a legend substantially to the following effect:

                  [FOR BOOK-ENTRY CERTIFICATES ONLY: UNLESS THIS SERIES 1999-1 CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 1999-1 CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.

                  OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
                  CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED
                  BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
                  TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH
                  AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN COMPLIANCE WITH THE 1933 ACT AND ANY OTHER APPLICABLE LAWS, INCLUDING STATE SECURITIES OR BLUE SKY LAWS, (B) (1) PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (a "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 AND 904 OF REGULATIONS, (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE TRUSTEE AND THE COMPANY, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT, AND (C) IN AMOUNTS OF AT LEAST $500,000.

                  THIS SERIES 1999-1 CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DESCRIBED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (AS AMENDED, "ERISA")), OR OTHER RETIREMENT ARRANGEMENT,

                  INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 (AS AMENDED, THE "CODE") OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR BY THE APPLICATION OF UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION 2510.3-101 (EACH PLAN OR ENTITY DESCRIBED IN THE PRECEDING CLAUSES (A) THROUGH (C) IS REFERRED TO HEREIN AS AN "ERISA ENTITY").

                  THIS SERIES 1999-1 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR
                  INSTRUMENTALITY OR BY ANY OTHER PERSON.

                  [FOR SERIES 1999-1 CLASS B CERTIFICATES AND SERIES 1999-1 CLASS C CERTIFICATES ONLY: THE [SERIES 1999-1 CLASS B CERTIFICATES/SERIES 1999-1 CLASS C CERTIFICATES] ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE SERIES 1999-1 CLASS A CERTIFICATES [AND SERIES 1999-1 CLASS B CERTIFICATES] AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1999-1 SUPPLEMENT.]

                  (g) The Transfer Agent and Registrar shall not permit the transfer of any Series 1999-1 Certificates unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to a "foreign purchaser" (including a dealer or other professional fiduciary in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) outside the United States, the transfer and transferee deliver any certifications and opinions of counsel requested by the Trustee pursuant to Section 6.9 hereof, or (ii) to a person other than a Qualified Institutional Buyer, upon delivery of an opinion of counsel, satisfactory to the Trustee, to the effect that the transferee is taking delivery of the Series 1999-1 Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

SECTION 3.        Initial Invested Amount of the Series 1999-1 Certificates.

                  The "Initial Invested Amount" of the Series 1999-1 Certificates shall be $200,000,000. The Initial Invested Amount of the Class A Certificates shall be $176,000,000 (the "Class A Initial Invested Amount"). The Initial Invested Amount of the Class B Certificates shall be $12,000,000 (the "Class B Initial Invested Amount"). The Initial Invested Amount of the Class C Certificates shall be $12,000,000 (the "Class C Initial Invested Amount").

SECTION 4.        Series 1999-1 Certificate Rates.

                  The Class A Certificate Rate shall be 0.50% per annum in excess of LIBOR. The Class B Certificate Rate shall be 0.85% per annum in excess of LIBOR. The Class C Certificate Rate shall be 1.80% per annum in excess of LIBOR.

SECTION 5.        Series 1999-1 Events of Termination.

                  Section 9.1 is modified (as applicable solely to Series 1999-1) by the addition of the following provisions at the end thereof:

                  The following shall constitute an additional Event of Termination for Series 1999-1: The Series 1999-1 Allocated Receivables Amount shall be less than the Series 1999-1 Target Receivables Amount for any period of five (5) consecutive Business Days.

                  If the additional Event of Termination occurs but such deficiency in the Series 1999-1 Allocated Receivables Amount is cured within five (5) Business Days after the five (5) Business Day period, the Early Amortization Period shall commence at the end of such additional five Business Day period unless the Series 1999-1 Certificateholders evidencing undivided interests aggregating 66 2/3% of the Series 1999-1 Invested Amount agree in writing to waive such deficiency; provided, however, notwithstanding the foregoing, an Event of Termination shall occur if declared in writing during the five (5) Business Days after the (5) Business Days there was a deficiency by Series 1999-1 Certificateholders evidencing undivided interests aggregating more than 50% of the Series 1999-1 Invested Amount; provided, further, that if the deficiency in the Series 1999-1 Allocated Receivable Amount is not cured within the five (5) Business Days after such five (5) Business Day period, an Event of Termination, shall automatically occur without any action taken by the Series 1999-1 Certificateholders.

SECTION 6.        Repurchase Terms.

                  Pursuant to Article XII of the Agreement, the Series 1999-1 Certificates may be repurchased by the Transferor on any Payment Date on or after the day on which the Series 1999-1 Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Series 1999-1 Initial Invested Amount upon the satisfaction of the conditions described in Section 12.2(a) of the Agreement. In connection with any such repurchase, the repurchase price shall be equal to the aggregate initial principal balance of such Certificates minus the amount of principal payments made to such Certificates prior to such Payment Date plus accrued and unpaid interest through the day preceding the Payment Date on which the repurchase occurs plus any other unpaid amounts.

SECTION 7.        Delivery and Payment for the Series 1999-1 Certificates.

                  The Trustee shall deliver the Series 1999-1 Certificates to the Transferor when authenticated upon the written direction of the Transferor.

SECTION 8.        Refinancing Option.

                  Subject to satisfaction of the conditions set forth herein, the Transferor shall have the right to prepay in whole the Series 1999-1 Certificates, commencing May 15, 2004; provided, such prepayment may only occur on a Payment Date.

SECTION 9.        Accrual of Interest on the Series 1999-1 Certificates.

                  Interest shall accrue on the Series 1999-1 Certificates from the Issuance Date.

SECTION 10.       Ratification of Agreement.

                  As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 11.       The Trustee.

                  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

SECTION 12.       Instructions in Writing.

                  All instructions given by the Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.

SECTION 13.       Counterparts.

                  This Supplement may be executed in any number of counterparts, which may include facsimile counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 14.       Governing Law.

                  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. FOR PURPOSES OF THE TAX CLASSIFICATION OF THE TRUST AND THE TAX CHARACTERIZATION OF ANY CERTIFICATES ISSUED PURSUANT TO THIS AGREEMENT, THE TRUST SHALL BE CONSTRUED AS ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1999-1 Supplement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                     STONE RECEIVABLES CORPORATION,
                                       as Transferor

                                     By ____________________________________
                                     Name:
                                     Title:

                                     STONE CONTAINER CORPORATION,
                                        as Servicer

                                     By _____________________________________
                                     Name:
                                     Title:

                                     THE CHASE MANHATTAN BANK,
                                       as Trustee

                                     By _____________________________________
                                     Name:
                                     Title:

                               Table of Contents


SECTION 1. DESIGNATION AND DEFINITIONS......................    1

SECTION 2. AGREEMENT MODIFICATIONS..........................   12

SECTION 3. ADDITIONAL INVESTED AMOUNTS......................   21

SECTION 4. SERIES 1999-2 CERTIFICATE RATE...................   22

SECTION 5. SERIES 1999-2 EVENTS OF TERMINATION..............   22

SECTION 6. REPURCHASE TERMS.................................   23

SECTION 7. DELIVERY AND PAYMENT FOR THE SERIES 1999-2
  CERTIFICATE...............................................   23

SECTION 8. SPECIAL RULE ON TRANSFER AND EXCHANGE............   23

SECTION 9. ACCRUAL OF INTEREST ON THE SERIES 1999-2
  CERTIFICATE...............................................   24

SECTION 10. DISTRIBUTIONS...................................   24

SECTION 11. RATIFICATION OF AGREEMENT.......................   24

SECTION 12. THE TRUSTEE.....................................   24

SECTION 13. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR
  AND THE SERVICER..........................................   24

SECTION 14. COVENANTS OF THE TRANSFEROR.....................   24

SECTION 15. COVENANTS OF THE SERVICER.......................   25

SECTION 16. INSTRUCTIONS IN WRITING.........................   25

SECTION 17. COUNTERPARTS....................................   25

SECTION 18. GOVERNING LAW...................................   25

SECTION 19. MODIFICATIONS TO REMITTANCE PROCEDURES..........   25

SECTION 20. NOTICES.........................................   25

SECTION 21. CONSENTS AND NOTICES WITH RESPECT TO POOLING
  AGREEMENT.................................................   26


                               -i-